UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2026
FIVE BELOW, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (215) 546-7909
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On September 2, 2026, Five Below, Inc. (the “Company”) issued a press release regarding its sales and earnings results for the second quarter and the year-to-date period ended August 1, 2026 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1, and is being furnished, not filed, under item 2.02 of this Current Report on Form 8-K. As previously announced, the Company has scheduled a conference call for 4:30 p.m. Eastern Time on September 2, 2026 to discuss the financial results.

Item 8.01 Other Events.
On August 29, 2026, the Board of Directors approved a new share repurchase program authorizing the repurchase of up to $600 million of the Company’s common stock, par value $0.01 (the “Common Stock”). The new repurchase program replaces and supersedes the remaining capacity under the prior share repurchase program authorized on November 27, 2023.

The share repurchase program does not obligate the Company to acquire any particular amount of stock. The number, price, structure and timing of the repurchases, if any, will be at the Company’s sole discretion and future repurchases will be evaluated by the Company depending on market conditions, liquidity needs and other factors. Repurchases may be made from time to time in the open market or through privately negotiated transactions in accordance with applicable securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, on terms determined by the Company. The new repurchase program has no fixed expiration date and will remain in effect until all Common Stock authorized to be repurchased has been acquired, or until the repurchase program is otherwise replaced, suspended, or terminated.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 2, 2026 announcing the Company's financial results for the second quarter and year-to-date period ended August 1, 2026.

104*	Coverage Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.
Date: September 2, 2026	By:	/s/ Daniel J. Sullivan
		Name:	Daniel J. Sullivan
		Title:	Chief Financial Officer and Treasurer